NUVEEN STRATEGIC INCOME FUND

SUPPLEMENT DATED MARCH 18, 2016

TO THE SUMMARY PROSPECTUS DATED OCTOBER 30, 2015

Effective immediately, Douglas M. Baker, CFA, will be added as a portfolio manager of the fund. Mr. Baker is Senior Vice President and Portfolio Manager at Nuveen Asset Management, LLC. Timothy A. Palmer, Jeffrey J. Ebert and Marie A. Newcome will continue to serve as portfolio managers for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-STRINCS-0316P